FOR IMMEDIATE RELEASE

CONTACTS:      James G. Rakes, Chairman, President & CEO   (540) 951-6236
                      J. Robert Buchanan, Treasurer        (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                     REPORTS RECORD SECOND QUARTER EARNINGS


BLACKSBURG, VA, July 11, 2003: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) today reported record year-to-date net income of over $5.43 million on June 30, 2003. This total is 16.81% higher than the $4.65 million in net earnings reported at the end of the second quarter in 2002. Total assets at quarter-end were $707.38 million, up by 8.86% over the same period last year. These results translate to a return on average assets of 1.58% and a return on average equity of 14.44%.

James G. Rakes, Chairman, President & CEO of National Bankshares said, "Even though interest income totals have been steadily declining with falling interest rates, we have been able to maintain a healthy net interest margin because interest expense has been dropping as well. We believe it is important to share this success with our stockholders. So, on June 2 we paid a semi-annual dividend of $0.54 per share, which is 17.39% higher than the dividend that was paid in June, 2002. We are certainly pleased with results at the mid-point of the year."

The Company also reported net loans of over $412.51 million, a slight increase from the $410.25 million at June 30 last year. On June 30, 2003 the ratio of non-performing loans to total loans was a low 0.03 %, and the allowance for loan losses to total loans was at 1.31%.

National Bankshares, Inc. is the parent company of two historic community banks that operate 23 branches throughout Southwest Virginia. The National Bank was founded in Blacksburg in 1891, and Bank of Tazewell County has been in Tazewell since 1889. The Company also has a non-bank financial services subsidiary which does business in the same market as National Bankshares Investment Services and National Bankshares Insurance Services. Shares of National Bankshares, Inc. are traded on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available at www.nationalbankshares.com.


                            (unaudited tables follow)


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


                   National Bankshares, Inc. And Subsidiaries

(000's), except ratios and        Three months    Three months
percent data                          ending          ending                     Year-to-date   Year-to-date
                                 June 30, 2003    June 30, 2002     Change      June 30, 2003   June 30, 2002  Change
  Selected Consolidated Data:
----------------------------------------------------------------------------------------------------------------------
               Interest income          $10,396          10,645        -2.34%          $20,872       $21,239   -1.73%
----------------------------------------------------------------------------------------------------------------------
              Interest expense            3,256           3,960       -17.78%            6,734         8,226  -18.14%
----------------------------------------------------------------------------------------------------------------------
           Net interest income            7,140           6,685         6.81%           14,138        13,013    8.65%
----------------------------------------------------------------------------------------------------------------------
     Provision for loan losses              402             546       -26.37%              842         1,192  -29.36%
----------------------------------------------------------------------------------------------------------------------
            Noninterest income            1,504           1,546        -2.72%            2,873         2,915   -1.44%
----------------------------------------------------------------------------------------------------------------------
           Noninterest expense            4,569           4,348         5.08%            9,136         8,737    4.57%
----------------------------------------------------------------------------------------------------------------------
                  Income taxes              872             790        10.38%            1,600         1,348   18.69%
----------------------------------------------------------------------------------------------------------------------
                    Net income           $2,801           2,547         9.97%           $5,433         4,651   16.81%
----------------------------------------------------------------------------------------------------------------------
    Basic net income per share            $0.80            0.72         $0.08            $1.55           .13    $0.23
----------------------------------------------------------------------------------------------------------------------
  Fully diluted net income per
                         share              ---             ---           ---              ---           ---      ---
----------------------------------------------------------------------------------------------------------------------
           Dividends per share              ---             ---           ---              ---           ---      ---
----------------------------------------------------------------------------------------------------------------------
         Dividend payout ratio              ---             ---           ---              ---           ---      ---
----------------------------------------------------------------------------------------------------------------------
          Book value per share              ---             ---           ---           $22.34         19.79    $2.55
----------------------------------------------------------------------------------------------------------------------


  Balance sheet at period-end:
----------------------------------------------------------------------------------------------------------------------
                    Loans, net              ---             ---           ---         $412,511       410,246    0.55%
----------------------------------------------------------------------------------------------------------------------
              Total securities              ---             ---           ---          230,560       191,014   20.70%
----------------------------------------------------------------------------------------------------------------------
                Total deposits              ---             ---           ---          625,847       578,037    8.27%
----------------------------------------------------------------------------------------------------------------------
              Other borrowings              ---             ---           ---              521           321   62.31%
----------------------------------------------------------------------------------------------------------------------
          Stockholders' equity              ---             ---           ---           78,471        69,478   12.94%
----------------------------------------------------------------------------------------------------------------------
                  Total Assets              ---             ---           ---          707,381       649,823    8.86%
----------------------------------------------------------------------------------------------------------------------


               Daily averages:
----------------------------------------------------------------------------------------------------------------------
                     Loans,net         $407,415         406,119         0.32%         $404,174       402,256    0.48%
----------------------------------------------------------------------------------------------------------------------
              Total securities          228,010         186,308        22.38%          225,590       186,913   20.69%
----------------------------------------------------------------------------------------------------------------------
                Total deposits          620,838         575,750         7.83%          615,646       572,071    7.62%
----------------------------------------------------------------------------------------------------------------------
              Other borrowings              167              97        72.16%              203           292  -30.48%
----------------------------------------------------------------------------------------------------------------------
          Stockholders' equity           77,091          68,449        12.63%           75,849        67,651   12.12%
----------------------------------------------------------------------------------------------------------------------
       Interest-earning assets          668,267         612,585         9.09%          655,612       608,218    7.79%
----------------------------------------------------------------------------------------------------------------------
  Interest-bearing liabilities          533,088         500,930         6.42%          538,726       499,505    7.85%
----------------------------------------------------------------------------------------------------------------------
                  Total Assets          700,575         646,533         8.36%          694,276       642,400    8.08%
----------------------------------------------------------------------------------------------------------------------


    Financial ratios: Note (1)
----------------------------------------------------------------------------------------------------------------------
      Return on average assets            1.60%           1.58%          0.02            1.58%         1.46%     0.12
----------------------------------------------------------------------------------------------------------------------
      Return on average equity           14.57%          14.92%         -0.35           14.44%        13.86%     0.58
----------------------------------------------------------------------------------------------------------------------
           Net interest margin              ---             ---           ---            4.81%         4.72%     0.09
----------------------------------------------------------------------------------------------------------------------
              Efficiency ratio              ---             ---           ---           49.34%        50.97%    -1.63
----------------------------------------------------------------------------------------------------------------------
     Average equity to average
                        assets           11.00%          10.59%          0.42           10.92%        10.53%     0.39
----------------------------------------------------------------------------------------------------------------------
        Note (1)  Ratio change measured in bp


    Allowance for loan losses:
----------------------------------------------------------------------------------------------------------------------
             Beginning balance           $5,390          $4,614        16.82%           $5,092        $4,272   19.19%
----------------------------------------------------------------------------------------------------------------------
          Provision for losses              402             546       -26.37%              842         1,192  -29.36%
----------------------------------------------------------------------------------------------------------------------
                   Charge-offs             -333            -354        -5.93%             -602          -698  -13.75%
----------------------------------------------------------------------------------------------------------------------
                    Recoveries               34              37        -8.11%              161            77  109.09%
----------------------------------------------------------------------------------------------------------------------
                Ending balance           $5,493          $4,843        13.42%           $5,493        $4,843   13.42%
----------------------------------------------------------------------------------------------------------------------

         Nonperforming assets:
----------------------------------------------------------------------------------------------------------------------
              Nonaccrual loans              ---             ---           ---             $106          $579  -81.69%
----------------------------------------------------------------------------------------------------------------------
            Restructured loans              ---             ---           ---              ---           ---      ---
----------------------------------------------------------------------------------------------------------------------
     Total nonperforming loans              ---             ---           ---              106           579  -81.69%
----------------------------------------------------------------------------------------------------------------------
       Other real estate owned              ---             ---           ---              743           301  146.84%
----------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets              ---             ---           ---             $849          $880   -3.52%
----------------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note (2)
----------------------------------------------------------------------------------------------------------------------
  Nonperforming loans to total
                         loans              ---             ---           ---            0.03%         0.14%    -0.11
----------------------------------------------------------------------------------------------------------------------
  Allowance for loan losses to              ---             ---           ---            1.31%         1.17%     0.14
                   total loans
----------------------------------------------------------------------------------------------------------------------
     Allowance for loan losses              ---             ---           ---              ---           ---      ---
----------------------------------------------------------------------------------------------------------------------
        to nonperforming loans              ---             ---           ---         5182.08%       836.44%  4345.64
----------------------------------------------------------------------------------------------------------------------
        Note (2)  Ratio change measured in bp


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